STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                October 21, 2002
                ------------------------------------------------
                Date of Report (date of earliest event reported)

                             Edgar Filing.net, Inc.
                  ____________________________________________

              Exact Name of Registrant as Specified in its Charter


     Delaware                          000-29449                    88-0429638
--------------------------------------------------------------------------------
(State or other                    Commission File               (IRS Employer
 Jurisdiction of                        Number                   Identification
  Incorporation)                                                      Number)



            477 Madison Avenue, 12th Floor, New York, New York 10022
               --------------------------------------------------
            Address of Principal Executive Office, Including Zip Code


                                 (212) 308-8700
                  ---------------------------------------------
               Registrant's Telephone Number, Including Area Code

ITEM 4.  Change in Registrant's Certifying Accountant.

     On October 21, 2002, and owing solely to geographic inconvenience, EdgarFiling.net, Inc. (the "Registrant") dismissed Beckstead and Watts, LLP (formerly G. Brad Beckstead, CPA) as the Registrant's independent certified public accountants. As a result thereof, and on October 22, 2002, the Registrant engaged Bloom & Co., LLP as the Registrant's independent certified public accountants, to audit the Registrant's financial statements for the fiscal year ending December 31, 2002. The decision to change accountants and to select a new auditor was approved by the Registrant's Board of Directors.

     None of the audit reports of G. Brad Beckstead, CPA on the financial statements of the Registrant for the past two years contained any adverse opinion or disclaimer of opinion, however, the audit reports contained going concern qualifications. At no time were there any disagreements between the Registrant and G. Brad Beckstead, CPA on any matter of accounting principles or practices, financials statement disclosures, or auditing scope or procedure.

Item 7(c) Exhibits

99.1     Beckstead and Watts, LLP letter, dated October 29, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October  29, 2002

                                                    Edgar Filing.net, Inc.


                                                    By: /s/ ANTHONY R. RUSSO
                                                    ------------------------
                                                    Anthony R. Russo, President